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                                                                   EXHIBIT 10.10
GROUPE CEDAR CANADA INC./
CEDAR GROUP CANADA INC.
500 Notre-Dame
Lachine, Quebec
H8S 2B2



RE:      LETTER OF CREDIT FINANCING SUPPLEMENT

Dear Sirs:

Reference is made to the Credit Agreement bearing formal date of September 12, 1997 entered into among yourselves, Dominion Bridge Corporation, Dominion Bridge, Inc., Steen Contractors Limited, Industries Davie Inc./Davie Industries Inc., Cedar Group Australia PTY Limited, Les Entrepreneurs Becker Inc./Becker Contractors Inc., Becker Contractors Limited, MIL Intermodal Inc., the Lenders from time to time party thereto and us, as agent for the Lenders, as supplemented, amended, restated, replaced or otherwise modified from time to time ("Agreement"). The terms hereinafter appearing but not otherwise defined herein shall have the meanings given in the Agreement.

From time to time, in order to assist you in establishing or opening Letters of Credit with a Bank or trust company ("Bank"), you may request us to join in the applications or act as applicant for such Letters of Credit and/or guarantee payment or performance of your obligations pursuant to the Letters of Credit and any drafts or acceptances thereunder, thereby lending our credit to you. These arrangements shall be handled by us subject to the following terms and conditions.

A. Our assistance in this matter shall at all times and in all respects be in our sole discretion. The amount and extent of the Letters of Credit and the terms and conditions thereof and of any drafts or acceptances thereunder, shall in all respects be determined solely by us and shall be subject to change, modification and revision by us, at any time and from time to time.

B. Any indebtedness, liability or obligation of any nature whatsoever, arising or incurred in connection with any Letters of Credit, guarantees, drafts, or acceptances thereunder or otherwise, including, without limitation, all amounts due or which may become due under the Letters of Credit, guarantees, or any drafts or acceptances thereunder, all amounts charged or chargeable to you or to us by any Bank, other financial institutions or correspondent Bank which opens, issues or is involved with any Letters of Credit; any other Bank charges, fees and commissions; duties and taxes, costs of insurance; all such other charges and expenses which may pertain either directly or


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indirectly to the Letters of Credit, drafts, acceptances, guarantees or to the goods or documents relating thereto, and our charges as herein provided, shall be incurred solely as an accommodation to you and for your account, shall constitute "Obligations" (as defined in the Agreement), may be charged by us to your account thereunder at any time without notice to you, shall be secured by all security which you have heretofore granted to us or hereafter grant to us (including without limitation all inventory acquired under the Letters of Credit, all documents evidencing such inventory, and the proceeds thereof), shall bear interest at the rates provided for in the Agreement, and shall be repayable to us on demand.

C. You unconditionally agree to indemnify us and hold us harmless from and against any and all loss, claim or liability arising from any transactions, occurrences, errors or omissions relating to Letters of Credit established or opened for your account; the goods acquired thereunder ("Goods"); the documents evidencing the Goods ("Documents"); any discrepant or nonconforming provisions thereof; steamship or airway guarantees, releases, indemnities or delivery orders or similar documents; any drafts or acceptances; and all obligations hereunder, including, but not limited to, any such loss, claim or liability due to any action, errors or omissions attributable to any Bank, to us (save and except if caused by our wilful misconduct or gross negligence), or to any other entity, or any other cause. Your unconditional obligation to us hereunder shall not be modified or diminished for any reason or in any manner whatsoever.

D. We shall not be responsible for: the existence, character, quality, quantity, condition, packing, value or delivery of the Goods; any difference or variation in the character, quality, quantity, condition, packing, value or delivery of any Goods from that expressed in the Documents; the validity, sufficiency, or genuineness of any Documents or of any endorsements thereon, even if such Documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; any discrepant or nonconforming provisions in any Documents; the time, place, manner or order in which shipment is made; partial or incomplete shipment, or failure or omission to ship any or all of the Goods referred to in the Letters of Credit or Documents; any deviation from instructions; delay, default, or fraud by the shipper and/or anyone else in connection with the Goods or the shipping thereof; or any breach of contract between the shipper or vendors and yourselves. Furthermore, without being limited by the foregoing, we shall not be responsible for any act or omission with respect to or in connection with any of the Goods or the Documents.

E. You agree that any action taken by us, or any action


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taken by any Bank under or in connection with the Letters of Credit, the guarantees, the drafts or acceptances, or the Goods or the Documents, shall be binding on you and shall not result in any liability on our part to you. In furtherance thereof, we shall have the full right and authority to take any of the following actions in our name or yours (and you agree that you shall not have the right to take any such action without our express written consent in writing): to clear and resolve any questions of non-compliance of documents; to give any instructions as to acceptance or rejection of any documents or Goods; to execute any and all applications for steamship or airways guarantees, releases, indemnities or delivery orders or similar documents; to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances, or documents; and to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letters of Credit, drafts or acceptances, all in our sole name; and the Bank shall be entitled to comply with and honour any and all such documents or instructions executed by or received solely from us, all without any notice to or any consent from you.

F. You agree that any necessary import, export or other licenses or certificates for the import or handling of the Goods will have been promptly procured; all foreign and domestic governmental laws and regulations relating to the shipment and importation of the Goods, or the financing thereof will have been promptly and fully complied with; and any certificates in that regard that we may at any time request will be promptly furnished. In this connection, you warrant and represent that all shipments made under any Letters of Credit are in accordance with the governmental laws and regulations of the countries in which the shipments originate and terminate, and are not prohibited by any such laws and regulations. You assume all risk, liability for, and agree to pay and discharge, all local, state, federal or foreign taxes, duties or levies. Any embargo, restriction, laws, customs or regulations of any country, state, city or other political subdivision, where the Goods are or may be located, or wherein payments are to be made, or wherein drafts may be drawn, negotiated, accepted, or paid, shall be solely your risk, liability and responsibility.

G. Any rights, remedies, duties or obligations granted or undertaken by you to any Bank in any application for Letters of Credit, or any standing agreement relating to Letters of Credit or otherwise, shall be deemed to have been granted to us and apply in all respects to us and shall be in addition to any rights, remedies, duties or obligations contained herein or in any other agreements with us.


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H. You hereby agree that prior to your repayment of all Obligations to us, we may be deemed to be the absolute owner of, with unqualified rights to possession and disposition of, the Goods and the Documents, all of which may be held by us as security as herein provided. Should possession of any Goods or Documents be transferred to you, they shall continue to serve as security as herein provided, and may be sold, transferred or disposed of only as hereinabove provided.

I. The terms and provisions of all agreements executed by you in our favour granting collateral security for the Obligations shall apply with equal force to the Goods and the Documents, including, without limitation, provisions relating to the insurance, maintenance and surrender.

J. In addition to any charges, fees or expenses charged to us directly or for your account by any Bank in connection with these transactions (all of which will be charged to your account as and when made by the Bank shall be conclusive on us), you will pay us and we shall be entitled to charge your account with the following:

         1. Interest at the rate set forth in the Agreement with respect to Revolving Credit Loans on all payments made by us relating directly or indirectly to the Letters of Credit or any guarantees given by us in connection therewith; and

         2. A fee with respect to each Letter of Credit, used or unused, at the rate set forth in the Agreement.

                  For the purpose of the foregoing, Letters of Credit will be deemed to include not only Letters of Credit established or opened for you with our assistance as hereinabove provided, but also other letters of credit established or opened for you by other institutions with respect to which we are or hereafter become obligated to indemnify such institutions.

K. In the event that this agreement is addressed to and accepted by more than one person, such persons shall be solidarily bound, obliged and liable to us for the performance of all obligations hereunder and all references herein to the words "you" and "yours" or similar references shall be deemed to be references to such persons solidarily.


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                  This Agreement, which is subject to modification only in
writing, is supplementary to, and is to be considered as a part of, the Agreement and shall take effect when dated, and signed by one of our officers.

DATED THE        DAY OF SEPTEMBER, 1997.

BNY FINANCIAL CORPORATION-CANADA,
ACTING FOR ITSELF AS LENDER AND AS
AGENT FOR THE OTHER LENDERS FROM
TIME TO TIME PARTIES TO THE AGREEMENT.



PER:  /s/ Frank Imperato
      -----------------------------

We hereby agree to and accept the foregoing agreement and all of the foregoing provisions, terms and conditions thereof.


DATED THE        DAY OF SEPTEMBER, 1997.


GROUPE CEDAR CANADA INC./
CEDAR GROUP CANADA INC.


PER:  /s/ Michel L. Marengere
     ----------------------------




DOMINION BRIDGE CORPORATION (GUARANTOR)


PER:  /s/ Michel L. Marengere
     ----------------------------


DOMINION BRIDGE, INC.  (GUARANTOR)


PER:  /s/ Michel L. Marengere
     ----------------------------


STEEN CONTRACTORS LIMITED  (GUARANTOR)


PER:  /s/ Michel L. Marengere
     ----------------------------


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INDUSTRIES DAVIE INC./
DAVIE INDUSTRIES INC.  (GUARANTOR)


PER:  /s/ Michel L. Marengere
     ----------------------------


CEDAR GROUP AUSTRALIA PTY LIMITED  (GUARANTOR)


PER:  /s/ Michel L. Marengere
     ----------------------------


LES ENTREPRENEURS BECKER INC./ (GUARANTOR)
BECKER CONTRACTORS INC.


PER:  /s/ Michel L. Marengere
     ----------------------------


BECKER CONTRACTORS LTD.  (GUARANTOR)


PER:  /s/ Michel L. Marengere
     ----------------------------


MIL INTERMODAL INC.  (GUARANTOR)


PER:  /s/ Michel L. Marengere
     ----------------------------